UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2011

Motricity, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34781	20-1059798
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

601 108th Avenue Northeast

Suite 800

Bellevue, WA 98004

(Address of Principal Executive Offices, including Zip Code)

(425) 957-6200

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information provided in Item 5.02 is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 11, 2011, Brian Turner, a member of the board of directors (the “Board”) of Motricity, Inc. (the “Company”), resigned from his position as a director and as a member of the Company’s audit committee, governance and nominating committee, and compensation committee, effective immediately. His decision to resign was not as a result of any disagreement with the Company or its management.

In connection with Mr. Turner’s resignation, the Company and Mr. Turner entered into an Agreement dated as of July 11, 2011 (the “Turner Agreement”). The Turner Agreement provides that in consideration of Mr. Turner agreeing to provide services relating to the transition of his duties arising from service as a member of the Board and its committees, Mr. Turner’s 5,333 restricted shares of the Company’s common stock granted pursuant to a Restricted Stock Grant Agreement dated February 11, 2010, as amended November 30, 2010, and 10,339 restricted shares of the Company’s common stock granted pursuant to a Restricted Stock Agreement dated April 29, 2011, will all become fully vested as of the date of his resignation.

The description above is a summary of the terms of the Turner Agreement. This description does not purport to be complete and it is qualified in its entirety by reference to the Turner Agreement itself. A copy of the Turner Agreement is attached to this report as Exhibit 10.1 and is incorporated herein by reference.

On July 11, 2011 the Board appointed Jay Firestone to the Board. In addition, the Board appointed Mr. Firestone as a member of the Company’s audit committee, Hunter C. Gary as a member of the Company’s governance and nominating committee, and James L. Nelson as a member of the Company’s compensation committee and the Company’s strategic alternatives committee, in each case to fill a vacancy left by Mr. Turner. Mr. Firestone’s compensation for serving on the Board will be consistent with the Company’s Non-Employee Director Compensation Policy, which is described in Amendment No. 1 to the Company’s Annual Report for the fiscal year ended December 31, 2010, filed on May 2, 2011. In addition, the Company expects to enter into an indemnification agreement with Mr. Firestone in substantially the form filed as Exhibit 10.19 to the Company’s Registration Statement on Form S-1, File No. 333-164471, filed January 22, 2010.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Agreement by and between Brian Turner and Motricity, Inc. dated July 11, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTRICITY, INC. (Registrant)

July 15, 2011	By:	/s/ Richard E. Leigh, Jr.
(Date)		Richard E. Leigh, Jr. Senior Vice President, General Counsel and Corporate Secretary